Exhibit10.34.1

List of Omitted Management Continuity Agreements

1.               Management Continuity Agreement between Thomas E. O’Hern and the Company.

2.               Management Continuity Agreement between Richard A. Bayer and the Company.

3.               Management Continuity Agreement between Arthur C. Coppola and the Company.

4.               Management Continuity Agreement between Edward E. Coppola and the Company.

5.               Management Continuity Agreement between Tony Grossi and the Company.